Exhibit 10.7

Execution Version

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS

BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD

LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY

DISCLOSED.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 15, 2023 (this “Agreement”), has been entered into by and between GREENBROOK TMS INC., an Ontario corporation (the “Company”) and the Purchasers (as defined below).

BACKGROUND

In connection with the Note Purchase Agreement, dated as of August 15, 2023 (the “NPA”), by and between the Purchasers (as defined below) and the Company, pursuant to which the Purchasers have agreed to (i) exchange certain outstanding debt instruments previously issued by the Company for new unsecured subordinated promissory notes (each as amended and restated, supplemented or otherwise modified from time to time, the “Notes”) and/or (ii) purchase Notes, collectively, in an aggregate principal amount of Notes of up to $10,000,000 (the “Note Acquisition”). The Notes will be convertible into common shares in the capital of the Company (the “Common Shares”), and the Company has agreed to provide to the Purchasers certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (together, the “Securities Act”), and applicable state securities laws, with respect to the Common Shares.

AGREEMENT

In light of the above, the Company and the Purchasers hereby agree as follows:

1.	Definitions.

As used in this Agreement, the following terms will have the respective meanings set forth in this Section 1:

“Agreement” has the meaning set forth in the preamble.

“Advice” has the meaning set forth in Section 2(c)(iv).

“Board” means the board of directors of the Company.

“Block Trade” means a Demand Underwritten Offering that does not require a management road show.

“Blue Sky” has the meaning set forth in Section 3(m).

“Business Day” means (i) a day on which the Common Shares are traded on a Trading Market, (ii) if the Common Shares are not listed on any Trading Market, a day on which the Common Shares are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iii) in the event that the Common Shares are not listed or quoted as set forth in (i) and (ii) hereof, any day other than a Saturday, a Sunday or any day which is a national or provincial legal holiday in Canada, or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed.

“Claim” has the meaning set forth in Section 5(b).

“Commission” means the Securities and Exchange Commission or any successor agency.

“Common Shares” has the meaning set forth in the preamble.

“Company” has the meaning set forth in the preamble.

“Demand Registration Conditions” has the meaning set forth in Section 2(a).

“Demand Registration Notice” has the meaning set forth in Section 2(d)(i).

“Demand Registration Period” means the period beginning thirty (30) days following the date hereof and ending on the date of expiration of the Effectiveness Period or if applicable, the date of the earlier termination of the registration rights under this Agreement pursuant to Section 6(c).

“Demand Registration Statement” means each registration statement under the Securities Act that is designated by the Company for the registration, under the Securities Act, of any Demand Underwritten Offering pursuant to Section 2(e). For the avoidance of doubt, the Demand Registration Statement may, at the Company’s election, be the Registration Statement filed pursuant to Section 2(a).

“Demand Underwritten Offering” has the meaning set forth in Section 2(d)(i).

“Demand Underwritten Offering Majority Holders” has the meaning set forth in Section 2(d)(iv)(1).

“Demanding Notice Holders” has the meaning set forth in Section 2(d)(i).

“Discontinuance Notice” has the meaning set forth in Section 3(d).

“Effective Date” means, with respect to any Registration Statement, the date on which the Commission first declares effective such Registration Statement.

“Effectiveness Deadline” means, with respect to a Registration Statement filed pursuant to Section 2(a), ninety (90) calendar days after the Shelf Notice Date in the case of a filing on Form S-3 or F-3 and one hundred eighty (180) calendar days after the Shelf Notice Date in the case of a filing on Form S-1 or F-1 provided that, in either case, such number of days may be extended by the Company, in its sole discretion, by up to an additional forty-five (45) calendar days if the condition of clause (B) of the definition of “Demand Registration Conditions” has not been satisfied at least forty-five (45) calendar days prior to the Shelf Notice Date.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Registration Rights Agreement” means any other registration rights agreement that the Company has entered into and is currently in effect, including, as of the date of this Agreement: (1) the Registration Rights Agreement dated May 17, 2019 between the Company and 1315 Capital II, L.P.; (2) the resale registration rights agreement, dated June 14, 2021, by and among the Company and 1315 Capital II, L.P., Greybrook Health Inc., Marlin Fund, Limited Partnership, Marlin Fund II, Limited Partnership, MSS GB SPV LP; (3) the resale registration rights agreement, dated July 14, 2022, by and among the Company Success Behavioral Holdings, LLC, Theragroup LLC, Benjamin Klein, Batya Klein and The Bereke Trust; and (4) Registration Rights Agreement, dated March 23, 2023, by and among the Company and Greybrook Health Inc., Marlin Fund, Limited Partnership, Marlin Fund II, Limited Partnership, Madryn Health Partners II, LP and Madryn Health Partners II (Cayman Master), LP.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization performing similar functions.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities (including any Purchaser or Purchasers who are beneficial owners of such Registrable Securities).

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Initial Purchasers” means the Purchasers party to the NPA as of August 15, 2023.

“Losses” has the meaning set forth in Section 5(a).

“Managing Underwriters” means, with respect to any Demand Underwritten Offering, one or more registered broker-dealers that are designated in accordance with this Agreement to administer such offering.

“Maximum Successful Underwritten Offering Size” means, with respect to any Demand Underwritten Offering, the maximum number of securities that may be sold in such offering without adversely affecting the success of such offering, as advised by the Managing Underwriters for such offering to the Company and the applicable Demand Underwritten Offering Majority Holders.

“Notes” has the meaning set forth in the preamble.

“NPA” has the meaning set forth in the preamble.

“Offering Launch Time” means, with respect to a Demand Underwritten Offering, the earliest of (a) the first date a preliminary prospectus (or prospectus supplement) for such offering is filed with the Commission; (b) the first date such offering is publicly announced; and (c) the date a definitive agreement is entered into with the Managing Underwriters respect to such offering.

“Other Participating Shareholders” has the meaning set forth in Section 2(d)(iv)(1).

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Agreement.

“Plan of Distribution” has the meaning set forth in Section 2(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchaser” is any of one of the Purchasers.

“Purchasers” means the acquirors of the Notes, upon completion of the Note Acquisition, that are identified on the signature pages to the NPA from time to time.

“Registrable Securities” means the Common Shares that are issued upon conversion of the Notes to the Purchasers pursuant to Section 9.1 or 9.2 the NPA.  “Registrable Securities” also includes any Common Shares issued or issuable with respect to the foregoing as a result of any stock split, stock dividend, recapitalization, exchange or similar event.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement; (ii) such securities may be sold by a Purchaser under circumstances in which all of the applicable conditions of Rule 144 are met and such securities may be sold pursuant to Rule 144 without any restriction whatsoever (including, without limitation, restriction on volume and manner of sale) and/or the legend restricting further transfer has been removed from the certificate for such securities; or (iii) such securities are no longer outstanding or are no longer beneficially owned by any of the Purchasers.

“Registration Default” has the meaning set forth in Section 2(c)(iv).

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale by the Holders, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.  For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph and any additional registration statement or registration statements that are needed to sell additional Registrable Securities with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” has the meaning set forth in the preamble.

“Selling Holder Questionnaire” has the meaning set forth in Section 2(d)(i).

“Selling Securityholders” has the meaning set forth in Section 3(b).

“Share Ownership Percentage” means with respect to any Holder(s) as of any time, a fraction (a) whose numerator is the aggregate number of Registrable Securities owned (or beneficially owned) by such Holder(s) as of such time; and (b) whose denominator is the aggregate number of Registrable Securities that are then outstanding (or deemed outstanding on an as-converted basis) and held by all Holders under this Agreement.

“Shelf Notice” has the meaning set forth in Section 2(a).

“Shelf Notice Date” has the meaning set forth in Section 2(a).

“Subsequent Shelf” has the meaning set forth in Section 3(n).

“Success TMS” means Check Five LLC (doing business as, “Success TMS”).

“Suspension Notice” has the meaning set forth in Section 2(b).

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means whichever of the NYSE American, New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market, Nasdaq Global Select Market or such other United States registered national securities exchange on which the Common Shares are listed or quoted for trading on the date in question.

2.	Registration.

(a)Shelf Registration. Subject to satisfaction of the conditions set forth in Section 2(c), if, at any time during the Demand Registration Period, the Company receives a written notice (the “Shelf Notice”, and the date of Company’s receipt of the Demand Notice,

“Shelf Notice Date”) from any of the Holders that are Initial Purchasers, the Company will (i) prepare and file, within thirty (30) days of the Shelf Notice Date (so long as the Demand Registration Conditions have been satisfied as of such filing date and, if not satisfied, on the first business day following the satisfaction of such conditions), with the Commission a Registration Statement covering the resale from time to time of all Registrable Securities then beneficially owned by such Holder(s) for a secondary offering to be made on a continuous basis pursuant to Rule 415; and (ii) notify, at such time, the other Holders of such Shelf Notice and, upon the request of each other Holder given within ten (10) days of the Shelf Notice Date, the Company shall (so long as the Demand Registration Conditions have been satisfied as of such filing date and, if not satisfied, on the first business day following the satisfaction of such conditions) cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.  The Registration Statement will be on either Form S-3 or F-3 (except if the Company is not then eligible to register for resale the Registrable Securities on either such form, in which case such registration will be on Form S-1 or F-1, and if for any reason the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or F-1, then another appropriate form for such purpose) and will contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” section, substantially in the form attached hereto as Annex A, as the same may be amended in accordance with the provisions of this Agreement. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Deadline, and will use its reasonable best efforts to keep the Registration Statement (or a Subsequent Shelf) continuously effective under the Securities Act from the date of effectiveness of such Registration Statement until such date when all Registrable Securities covered by the Registration Statement cease to be Registrable Securities as determined by the counsel to the Company (the “Effectiveness Period”). For purposes of this Agreement, “Demand Registration Conditions” means (A) as of the applicable Shelf Notice Date, the Common Shares are listed on a Trading Market in the United States; and (B) on or prior to the Shelf Notice Date, the Company shall have received (or caused to be prepared) audited financial statements of Success TMS to the extent such audited financial statements are required by applicable U.S. securities laws, rules and regulations (including, but not limited to, Rule 3-05 of Regulation S-X under the Securities Act) for the filing of the applicable Registration Statement.

(b)Suspension Periods.  Notwithstanding Section 2(a), the Company may, at any time, delay the filing or delay or suspend the effectiveness of a Registration Statement or any pending or potential Demand Underwritten Offering or, without suspending such effectiveness, deliver a notice (a “Suspension Notice”) that instructs any selling Holders not to sell any securities included in the Registration Statement or delay the filing of any amendment or supplement pursuant to Section 3, if the Board has determined and promptly notifies the selling Holders in writing that in its reasonable good faith judgment (i) a material event has occurred or is likely to occur with respect to the Company that has not been publicly disclosed and, if disclosed, could reasonably be expected to materially and adversely affect the Company and its ability to consummate the registration of the resale of the Registrable Securities or (ii) such registration could reasonably be expected to materially interfere with any material financing, acquisition, corporate reorganization, merger, tender offer or other significant transaction involving the Company (a “Suspension Period”), by providing the selling Holders with written notice of such Suspension Period and the reasons therefor.  The Company will use its reasonable best efforts to provide such notice at least ten (10) Business Days prior to the commencement of such a Suspension Period; provided, however, that in any event the Company will provide such notice no later than the commencement of such Suspension Period; provided, further, that in no event will a Suspension Period exceed 30 days and in no event shall the total number of days subject to a Suspension Period during any consecutive 12-month period exceed 45 days. Any Suspension Period will not be deemed to end until the Holders have received a notice from the Company stating that such Suspension Period has ended.

(c)Holders’ Agreements.  It will be a condition of each Holder’s rights under this Agreement, and each Holder agrees, as follows:

(i)Cooperation & Selling Holder Questionnaire.  Such Holder will cooperate with the Company by, with reasonable promptness, supplying information and executing documents relating to such selling Holder or the securities of the Company owned by such selling Holder in connection with such registration which are customary for offerings of this type or is required by applicable laws or regulations, including but not limited to furnishing to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”).  The Company will not be required to include the Registrable Securities of a Holder in a Registration Statement if such Holder fails to furnish to the Company a fully completed Selling Holder Questionnaire at least five (5) Business Days prior to the thirtieth (30th) day following the applicable Shelf Notice Date.

(ii)Undertakings.  Such selling Holder will enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of FINRA.

(iii)Shelf Sales.  In connection with and as a condition to the Company’s obligations with respect to any shelf Registration Statement, each Holder covenants and agrees that it will not offer or sell any such Registrable Securities under the Registration Statement until the Registration Statement has been declared effective by the Commission and such Holder has provided a written notice to the Company of such proposed sale, including a copy of the applicable Prospectus.  The Company and the Holders acknowledge and agree that in no way shall this clause limit such Holder’s ability to sell securities without using the Registration Statement.

(iv)Discontinuance of Sales.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a Suspension Notice or a Discontinuance Notice from the Company, such Holder will forthwith discontinue any offers and sales of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company and the Holders acknowledge and agree that in no way shall this clause limit such Holder’s ability to sell securities without using the Registration Statement.

(d)Demand Underwriting Registration Rights.

(i)Right to Demand Underwriting Registration. At any time during the Demand Registration Period, and so long as the Demand Registration Conditions have been satisfied (and subject to the other provisions of this Section 2(d)), the Holders that are Initial Purchasers will have the right, exercisable by written notice satisfying the requirements of Section 2(d)(ii) (a “Demand Registration Notice”) to the Company by any one or more of such Holders whose aggregate Share Ownership Percentage exceeds twenty-five percent (25%) (such Holders, the “Demanding Notice Holders”), to require the Company to register, under the Securities Act, an underwritten public offering (a “Demand Underwritten Offering”) of Registrable Securities in accordance with this Section 2(d); provided, however, that:

(1)	no Demand Registration Notice may be delivered, or will be effective if:
(A)	a prior Demand Underwritten Offering is pending or in process, and is not withdrawn, at the time such Demand Registration Notice is delivered;
(B)

the Company has already effected one (1) Demand Underwritten Offering (excluding Block Trades) under this Section 2(d)(i) or under the similar section of any other registration rights agreement that the Company has entered into and is currently in effect (each, an “Existing Registration Rights Agreement”) to which such Holder(s) are parties, provided that such Holder(s) may be permitted to participate in such offering pursuant to Section 2(e);

(C)

the Company has already effected one (1) Block Trade under this Section 2(d)(i) or under the similar section of any Existing Registration Rights Agreement to which such Holder(s) are parties, provided that such Holder(s) may be permitted to participate in such offering pursuant to Section 2(e);

(D)	it is delivered during a Suspension Period; or
(E)

the aggregate market value of the Registrable Securities of such Holder(s) to be included in the requested Demand Underwritten Offering is less than five million dollars ($5,000,000) (unless such Registrable Securities constitute all of the Registrable Securities then outstanding and relating to the Common Shares that were issued pursuant to the NPA).

(ii)Contents of Demand Registration Notice. Each Demand Registration Notice sent by any Demanding Notice Holder(s) must state the following:

(1)the name of, and contact information for, each such Demanding Notice Holder(s) and the number of Registrable Securities held by each such Demanding Notice Holder that were issued pursuant to the NPA;

(2)the desired date of the Offering Launch Time for the requested Demand Underwritten Offering, which desired date cannot (without the Company’s consent, which will not be unreasonably withheld or delayed) be earlier than ten (10) Business Days after the date such Demand Registration Notice is delivered to the Company;

(3)the number of Registrable Securities that are proposed to be sold by each such Demanding Notice Holder; and

(4)	if the intended method of disposition is a Block Trade.

(iii)Participation by Holders Other Than the Demanding Notice Holder(s). If the Company receives a Demand Registration Notice sent by one or more Demanding Notice Holders but not by all Holders, then:

(1)the Company will, within one (1) Business Day, send a copy of such Demand Registration Notice to each Holder other than such Demanding Notice Holders, and such other shareholders as may be required pursuant to any Existing Registration Rights Agreement; and

(2)subject to Section 2(d)(v) and (vi), the Company will use its commercially reasonable efforts to include, in the related Demand Underwritten Offering, Registrable Securities of any such Holder that has requested such Registrable Securities to be included in such Demand Underwritten Offering, together with any Common Shares that may be requested to be included pursuant to any Existing Registration Rights Agreement, pursuant to a joinder notice that complies with the next sentence:

To include any of its Registrable Securities in such Demand Underwritten Offering, a Holder must deliver to the Company, no later than the first (1st) Business Day after the date on which Company sent a copy of such Demand Registration Notice pursuant to subsection (1) above, a written instrument, executed by such Holder, joining in such Demand Registration Notice, which instrument contains the information set forth in Section 2(d)(ii)(1) and (3) with respect to such Holder.

(iv)Certain Procedures Relating to Demand Underwritten Offering.

(1)Obligations and Rights of the Company. Subject to the other terms of this Agreement, upon its receipt of a Demand Registration Notice, the Company will (A) designate a Demand Registration Statement, in accordance with the definition of such term and this Section 2(d), for the related Demand Underwritten Offering; and (B) use its commercially reasonable efforts to effect such Demand Underwritten Offering in accordance with the reasonable requests set forth in such Demand Registration Notice or the reasonable requests of the Holder(s) of a majority of the Registrable Securities included in such Demand Underwritten Offering (the “Demand Underwritten Offering Majority Holders”) and/or any shareholders requesting to participate in such offering pursuant to any Existing Registration Rights Agreement (the “Other Participating Shareholders”), and cooperate in good faith with the Demand Underwritten Offering Majority Holders and such Other Participating Shareholders in connection therewith. Notwithstanding anything to the contrary in this Agreement, the Company will not be obligated to effect, or take any actions in respect of, any Demand Underwritten Offering (i) at any time prior to the Effectiveness Deadline, (ii) during a Suspension Period or at any time when the securities proposed to be sold pursuant to such Demand Underwritten Offering are subject to any lock-up agreement (including pursuant to a prior Demand Underwritten Offering) that has not been waived or released, (iii) after the Company has already effected one (1) Demand Underwritten Offering pursuant to this Agreement or pursuant to any Existing Registration Rights Agreement to which such Holder(s) are parties, provided that such Holder(s) may be permitted to participate in such offering pursuant to Section 2(e), or (iv) after the Company has already effected one (1) Block Trade pursuant to this Agreement or pursuant to any Existing Registration Rights Agreement to which such Holder(s) are parties, provided that such Holder(s) may be permitted to participate in such offering pursuant to Section 2(e). The Company will be entitled to rely on the authority of the Demand Underwritten Offering Majority Holders of any Demand Underwritten Offering to act on behalf of all Holders that have requested any securities to be included in such Demand Underwritten Offering.

(2)Designation of the Underwriting Syndicate. The Managing Underwriters, and any other underwriter, for any Demand Underwritten Offering will be selected by the applicable Demand Underwritten Offering Majority Holders and any Other Participating Shareholders with the approval of the Company (which will not be unreasonably withheld or delayed).

(3)

Authority of the Demand Underwritten Offering Majority Holders. The Demand Underwritten Offering Majority Holders for any Demand Underwritten Offering will have the following rights with respect to such Demand Underwritten Offering, which rights, if exercised, will be deemed to have been exercised on behalf of all Holders that have requested any securities to be included in such Demand Underwritten Offering:

(A)in consultation with the Managing Underwriters for such Demand Underwritten Offering, to determine the Offering Launch Time, which date shall be subject to the availability of an effective Registration Statement;

(B)to determine the structure of the offering, provided such structure is reasonably acceptable to the Company;

(C)to negotiate any related underwriting agreement and its terms, including the amount of securities to be sold by the applicable Holders pursuant thereto and the offering price of, and underwriting discount for, such securities; provided, however, that the Company will have the right to negotiate in good faith all of its representations, warranties and covenants, and indemnification and contribution obligations, set forth in any such underwriting agreement; and

(D)withdraw such Demand Underwritten Offering by proving written notice of such withdrawal to the Company.

(4)Confidentiality. Each Holder agrees to treat as confidential information, its delivery or receipt of any Demand Registration Notice and the information contained therein, including the related Demand Underwritten Offering.

(v)Conditions Precedent to Inclusion of a Holder’s Registrable Securities. Notwithstanding anything to the contrary in this Section 2(d), the right of a Holder to include any of its Registrable Securities in any Demand Underwritten Offering will be subject to the following conditions:

(1)the execution and delivery, by such Holder or its duly authorized representative or power of attorney, of any related underwriting agreement and such other agreements or instruments (including customary “lock-up” agreements, custody agreements and powers of attorney), if any, as may be reasonably requested by the Managing Underwriters for such Demand Underwritten Offering; and

(2)the provision, by such Holder no later than the Business Day immediately after the request therefor, of any information reasonably requested by the Company or such Managing Underwriters in connection with such Demand Underwritten Offering (including, but not limited to, completion of a fully completed Selling Holder Questionnaire at least five (5) Business Days prior to the filing of the applicable Registration Statement).

(vi)Priority of Securities in Demand Underwritten Offering. If the total number of securities requested to be included in a Demand Underwritten Offering pursuant to this Section 2(d) and by any Other Participating Shareholders exceeds the Maximum Successful Underwritten Offering Size for such Demand Underwritten Offering, then:

(1)the number of securities to be included in such Demand Underwritten Offering will be reduced to an amount that does not exceed the Maximum Successful Underwritten Offering Size; and

(2)	to effect such reduction,

(A)if the number of Registrable Securities of Holders and other persons that have duly requested such Registrable Securities to be included in such Demand Underwritten Offering in accordance with this Section 2(d) (or in the case of any Other Participating Shareholders, pursuant to “piggyback rights” evidenced by the applicable Existing Registration Rights Agreement) exceeds such Maximum Successful Underwritten Offering Size, then the number of Registrable Securities to be included in such Demand Underwritten Offering will be allocated first to the Holders pro rata based on the total number of Registrable Securities so requested by each such Holder to be included in such Demand Underwritten Offering and, thereafter to other persons, including any Other Participating Shareholders.

(e)Piggyback Registrations.  Without limiting any obligation of the Company, any time during the Demand Registration Period, if (i) there is not an effective Registration Statement covering all of the Registrable Securities, if the Prospectus contained therein is not available for use, or if Rule 144 is not available with respect to the Registrable Securities; (ii) the Demand Registration Conditions have been satisfied; and (iii) the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others (including pursuant to any Existing Registration Rights Agreement) under the Securities Act of any of its equity or equity-linked securities (other than on Form S-4 or F-4, Form F-3D or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity or equity-linked securities to be issued solely in connection with any acquisition of any entity or business (or a business combination subject to Rule 145 under the Securities Act) or equity or equity-linked securities issuable in connection with the Company’s stock option or other employee benefit plans, or a dividend reinvestment or similar plan or rights offering), then the Company shall deliver to each Holder a written notice of such determination and, if within five (5) Business Days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities that such Holder requests to be registered (subject to the same procedural requirements and underwriter cut-back limitations as referred to in Section 2(d)(v) and (vi), mutatis mutandis); provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(e) that are the subject of a then-effective Registration Statement. The Company may postpone or withdraw the filing or the effectiveness of a piggyback registration at any time in its sole discretion. The Company shall not grant piggyback registration rights to any holders of its Common Shares or securities that are convertible into its Common Shares that are senior to the rights of the Holders set forth in this Section 2(e). It is understood and agreed that the piggyback registration rights set forth in this Agreement shall be deemed to rank equally with the piggyback registration rights in the Existing Registration Rights Agreements, and all holders of registrable securities under such Existing Registration Rights Agreements that seek to exercise piggyback registration rights thereunder shall be treated equally with the Holders that seek to exercise piggyback registration rights under this Agreement for purposes of participation in any such registration (subject to Section 3(l) of this Agreement).

3.

Registration Procedures.  In connection with the Company’s obligations to effect any registration pursuant to Section 2, the Company and, as applicable, the Holders, will do the following (to the extent applicable):

(a)FINRA Cooperation.  The Company and the applicable Holders will cooperate and assist in any filings required to be made with FINRA in respect of any Registration Statement.

(b)Right to Review Prior Drafts.  Not less than five (5) Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company will furnish to each applicable Holder copies of the “Selling Securityholders” and “Plan of Distribution” sections of such documents (together with drafts of the Registration Statement or any related Prospectus or any amendment or supplement thereto) in the form in which the Company proposes to file them, which sections and documents will be subject to the review of each such Holder.  Each such Holder will provide comments, if any, within three (3) Business Days after the date such materials are provided.  The Company will not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Securityholders” or the “Plan of Distribution” sections thereof differ in any material respect from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented) or otherwise differ in any material respect from the drafts previously received by such Holder, except as may be required by the Commission. Each Holder whose Registrable Securities are to be sold pursuant to a Demand Underwritten Offering in accordance with Section 2(e) will be afforded the same rights set forth in this Section 3(b) with respect to any Registration Statement or Prospectus or any amendment or supplement thereto which names such Holder.

(c)Right to Copies.  The Company will furnish to each applicable Holder and the Managing Underwriters, if any, without charge, (i) at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on EDGAR; and (ii) as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders or Managing Underwriters, as applicable, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(d)Notices.  In connection with any registration pursuant to Section 2(a), the Company will notify each Holder covered by the Registration Statement as promptly as reasonably practicable: (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (E) of the happening of any event which it believes may make any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue, or of any material misstatement or omission, and which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading; (F) upon the occurrence of a Suspension Period (items (C) through and including (F) being a “Discontinuance Notice”); and (G) upon the conclusion of a Suspension Period. In addition, during the pendency of any Demand Underwritten Offering pursuant to Section 2(d), but other than during a Suspension Period, the Company will provide notice to each Holder whose Registrable Securities are to be sold in such offering pursuant to the Registration Statement used in connection with the Demand Underwritten Offering, which Holders will be afforded the same notice set forth in clauses (A) through (H)(G) of this Section 3(d) relating to such Registration Statement.

(e)Withdrawal of Suspension Orders.  The Company will use its reasonable best efforts to respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto (and the Holders shall cooperate to resolve any such comments in respect of the selling shareholder information contained therein, to the extent applicable to such Holders) and to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.

(f)Supplements & Amendments.  In connection with any registration pursuant to Section 2(a), and subject to any Suspension Period, the Company, if required by applicable federal securities laws, based on the advice of the Company’s counsel, will prepare a supplement or post-effective amendment to a Registration Statement, the related Prospectus or any document incorporated therein by reference or file any other required document or, if necessary, renew or refile a Registration Statement prior to its expiration, so that, as thereafter delivered to the purchasers of the Registrable Securities, (A) the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (B) such Registration Statement remains continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period; (C) the related Prospectus may be supplemented by any required prospectus supplement, and as so supplemented may be filed pursuant to Rule 424 and (D) the Prospectus will be supplemented, if necessary, to update the disclosure of the number of shares that each Holder intends to sell, reflecting prior resales in accordance with guidance of the staff of the Commission (as such guidance may be substituted for, amended or supplemented by the staff of the Commission after the date of this Agreement).  Furthermore, subject to a Holder’s compliance with its obligations under Section 2(c)(i), the Company will take such actions as are required to name such Holder as a selling Holder in a Registration Statement or any supplement thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities identified in such Holder’s Selling Holder Questionnaire.

(g)Listing.  The Company will use its reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which the Common Shares are then listed if so required by the rules of such exchange and if requested by the Holder thereof.

(h)Transfer Agent & Registrar.  The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by a Registration Statement filed pursuant to this Agreement from and after a date not later than the Effective Date of such Registration Statement.

(i)Certificates.  The Company will cooperate with the applicable Holders to facilitate the timely preparation and delivery of any certificates or book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates or book-entry statements will be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(j)CUSIPs.  The Company, if necessary, will use its best efforts to maintain the existing CUSIP number for the Registrable Securities as of the Effective Date of the Registration Statement.

(k)Agreement Not to Co-Mingle Registrable Securities. For purposes of calculating the number of Registrable Securities, each Holder hereby agrees to maintain a separate Direct Registration System book-entry position for its respective Registrable Securities or otherwise to hold such Registrable Securities in certificated form, and not co-mingle any other Common Shares with such Registrable Securities, whether such other Common Shares are beneficially owned as of the date of this Agreement or hereafter acquired by such Holder.

(l)Legal Counsel.  Holders will have the right to select one legal counsel, at the Company’s expense pursuant to Section 4, to review, on behalf of such Holders, any Registration Statement or Prospectus prepared pursuant to Section 2 or this Section 3, which will be such counsel as designated by the Holders of a majority of the Registrable Securities then outstanding; provided that no more than one legal counsel can be selected for the selling securityholders in any offering pursuant to this Agreement in the event that the Holders exercise their piggyback rights under Section 2(e) in respect of an offering pursuant to any Existing Registration Rights Agreement.  The Company will reasonably cooperate with such legal counsel’s reasonable requests in performing their obligations under this Agreement.

(m)Blue Sky.  The Company will, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders or Managing Underwriters, in the case of a Demand Underwritten Offering, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws (“Blue Sky”) of all jurisdictions within the United States that the selling Holders or Managing Underwriters, in the case of a Demand Underwritten Offering, request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement, including in connection with a Demand Underwritten Offering; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to become subject to any material tax in any such jurisdiction where it is not then so subject.

(n)Subsequent Shelf.  If, at the time of filing of a Registration Statement pursuant to Section 2(a), the Company is not eligible to use Form S-3 or F-3 for transactions involving secondary offerings and the Company is not otherwise eligible to incorporate by reference prospectively into such Registration Statement, then at such time as the Company becomes eligible to register transactions involving secondary offerings on Form S-3 or F-3, the Company may, in its sole discretion, file in accordance with the procedures outlined in this Section 3, including but not limited to all required notices to the Holders, an additional Registration Statement on Form S-3 or F-3 to cover resales pursuant to Rule 415 of the Registrable Securities (a “Subsequent Shelf”), and, when such Subsequent Shelf has been filed with the Commission, the Company may, concurrently with its filing of a request for acceleration of effectiveness of such Subsequent Shelf, withdraw or terminate the original Registration Statement; provided, however, that nothing in this Section 3(n) will be interpreted to limit the Company’s obligations pursuant to Section 2(a).

(o)Certain Covenants Relating to Underwritten Offerings. The following covenants will apply, in each case to the extent applicable, in connection with any Demand Underwritten Offering:

(i)Underwriting Agreement and Related Matters. The Company will (1) execute and deliver any customary underwriting agreement or other agreement or instrument reasonably requested by the Managing Underwriters for such offering; (2) use its commercially reasonable efforts to cause such customary legal opinions, comfort letters, “lock-up” agreements and officers’ certificates to be delivered in connection therewith; and (3) cooperate in good faith with such Managing Underwriters in connection with the disposition of Registrable Securities pursuant to such offering.

(ii)Marketing and Roadshow Matters. Except in the case of a Block Trade, the Company will cooperate in good faith with the Managing Underwriters for such offering in connection with any marketing activities relating to such offering, including any roadshow.

(iii)FINRA Matters. The Company and the Holders will cooperate and assist in any filings required to be made with FINRA in connection with such offering.

4.	Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Shares are then listed for trading, (B) related to compliance with applicable state securities or Blue Sky laws and (C) incurred in connection with the preparation or submission of any filing with FINRA); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of (A) counsel for the Company and (B) counsel for the Holders pursuant to Section 3(l) in an amount not to exceed US$25,000, in the case of registration pursuant to Section 2(a) or Section 2(e), or US$50,000, in the case of registration pursuant to Section 2(d), as applicable, for any Registration Statement; (v) Securities Act liability insurance, if the Company so desires such insurance; (vi) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) all of the Company’s own internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder; provided, however, that each selling Holder will pay (i) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the Registrable Securities sold by such selling Holder; (ii) any fees and expenses of legal counsel other than covered by the Company in clause 4(iv)(B) above and (iii) all other expenses incurred by such selling Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

5.	Indemnification.

(a)Indemnification by the Company.  The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, severally and not jointly with any other Holder, the officers, directors, partners, members and shareholders of each such Holder and each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of any such controlling persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in the Registration Statement, such Prospectus or such form of prospectus (it being understood and agreed that the only such information furnished to the Company by or on behalf of any Holder consists of the information described in Annex B hereto, as may be amended in accordance with the provisions of this Agreement) or (2) resulted from the use by any Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

(b)Indemnification by Holders.  Each Holder will, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, partners, members and shareholders and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors and officers of such controlling person, in each case to the fullest extent permitted by applicable law from and against all Losses, as incurred, arising solely out of or based upon, in the case of the Registration Statement or in any amendments thereto, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein to make the statements not misleading, or in the case of any Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, any untrue or alleged untrue statement of a material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement or Prospectus, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in the Registration Statement or Prospectus (it being understood and agreed that the only such information furnished to the Company by or on behalf of any Holder consists of the information described in Annex B hereto, as may be amended in accordance with the provisions of this Agreement) or (2) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected; provided, however, that the obligation to indemnify will be several and not joint and in no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by any such selling Holder upon the sale of the Registrable Securities under the Registration Statement giving rise to such indemnification obligation.

(c)Conduct of Indemnification Proceedings.  In order for a Person (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Party (a “Claim”), such Indemnified Party must notify the indemnifying party (“Indemnifying Party”) in writing, and in reasonable detail, of the Claim as promptly as reasonably possible after receipt by such Indemnified Party of notice of the Claim; provided, however, that failure to give such notification on a timely basis shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure.  Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the Indemnified Party relating to the Claim.

If a Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation in writing to indemnify the Indemnified Party therefor, to assume at its cost the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party and to settle such suit, action, claim or proceeding in its discretion with an unconditional full release of the Indemnified Party and no admission of fault, liability, culpability or a failure to act by or on behalf of the Indemnified Party.  Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the Indemnifying Party shall continue to be entitled to assert any limitation to the amount of Losses for which the Indemnifying Party is responsible pursuant to its indemnification obligations.  Should the Indemnifying Party so elect to assume the defense of a Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof unless (i) the Indemnifying Party has materially failed to defend, contest or otherwise protest in a timely manner against Claims or (ii) such Indemnified Party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such Indemnifying Party and, as a result, a conflict of interest exists.  Subject to the limitations in the preceding sentence, if the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense.  The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof.  If the Indemnifying Party chooses to defend any Claim, all the parties hereto shall cooperate in the defense or prosecution of such Claim.  Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  Whether or not the Indemnifying Party shall have assumed the defense of a Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld).

The obligations of the Company and the Holders under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement.  The Indemnifying Party’s liability to any such Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder.

(d)Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(a) or 5(b) was available to such party in accordance with its terms.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5.  Notwithstanding the provisions of this Section 5, no Holder will be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)Other.  The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.	Miscellaneous.

(a)Notices.  All notices or other communications hereunder will be in writing and will be given by (i) personal delivery, (ii) courier or other delivery service which obtains a receipt evidencing delivery, (iii) registered or certified mail (postage prepaid and return receipt requested) or (iv) facsimile or similar electronic device, to such address as may be designated from time to time by the relevant party, and which will initially be:

(i)in the case of the Company:

Greenbrook TMS Inc.

890 Yonge Street, 7th Floor

Toronto, Ontario M4W 3P4

Attn: Bill Leonard

Email: [***]

With a copy to:

Torys LLP

1114 Avenue of the Americas, 23rd Floor

New York, New York   10036

Attn: Christopher R. Bornhorst, Esq.

Email: [***]

(ii)in the case of each Purchaser, to the address on such Purchaser’s signature page to the NPA.

Notices to Holders shall be provided to the address specified on such Holder’s Selling Holder Questionnaire.  All notices and other communications will be deemed to have been given (i) if delivered by the United States mail, three (3) Business Days after mailing (five (5) Business Days if delivered to an address outside of the United States), (ii) if delivered by a courier or other delivery service, one (1) Business Day after dispatch (two (2) Business Days if delivered to an address outside of the United States) and (iii) if personally delivered or sent by facsimile or similar electronic device, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by facsimile or similar electronic device, will be the time and date indicated on the transmission confirmation receipt).  No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.

(b)Governing Law; Jurisdiction; Jury Trial; etc.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof.  Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

(c)Termination.  This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) the mutual written agreement of the Company and the Holders holding or beneficially owning a majority of the Registrable Securities (except to the extent any such termination relates solely to one Holder, in which case, only the consent of such Holder shall be required) to terminate this Agreement or (b) as to any Holder, the first date after the six-month anniversary of the date of this Agreement on which such Holder and its Affiliates collectively no longer beneficially own at least 1% of the outstanding Common Shares, as determined in accordance with Rule 13d-3 of the Exchange Act.

(d)Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Holders holding or beneficially owning a majority of the Registrable Securities (except to the extent any such amendment or waiver relates solely to one Holder, in which case, only the consent of such Holder shall be required).

(e)Remedies.  In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(f)Complete Agreement; Modifications.  This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof and thereof. This Agreement may be amended, altered or modified only by a writing signed by the Company and the Holders of a majority of the Registrable Securities then outstanding.

(g)Additional Documents.  Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

(h)Third-Party Beneficiaries.  None of the provisions of this Agreement will be for the benefit of, or enforceable by, any third-party beneficiary, except with respect to the Holders.  For the avoidance of doubt, none of the Other Participating Shareholders, if any, shall be third-party beneficiaries of this Agreement.

(i)Successors and Assigns.  Except as provided herein to the contrary, this Agreement will be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

(j)Waivers Strictly Construed.  With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (a) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(k)Severability.  The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

(l)Attorneys’ Fees.  Should any litigation be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding will be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

(m)Headings.  The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Section.

(n)Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be effective as of the date first above written.

GREENBROOK TMS INC.,
an Ontario corporation

By:	/s/ William Leonard
Name:	William Leonard
Title:	President and Chief Executive Officer

Address for Notice:

Greenbrook TMS Inc.

890 Yonge Street, 7th Floor

Toronto, Ontario M4W 3P4

Attention: Erns Loubser, Chief Financial Officer

Phone No.: (416) 322-9700 x548

Email: [***]

With a copy to (which shall not constitute notice):

Torys LLP

1114 Avenue of the Americas, 23rd Floor

New York, NY 10036

Attention: Christopher R. Bornhorst, Esq.

Email: [***]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be effective as of the date first above written.

GREYBROOK HEALTH INC.

By:	/s/ Sasha Cucuz
Name:	Sasha Cucuz
Title:	Chief Executive Officer

Address for Notice:

C/O Sasha Cucuz, President

890 Yonge St.

Suite 700

Toronto, ON M4W 3P4

Phone: 647.478.8881

Email: [***]

Address for Delivery of Note(s) (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be effective as of the date first above written.

MADRYN HEALTH PARTNERS II, LP

By:	MADRYN HEALTH ADVISORS II, LP, its General Partner

By:	MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

	By:	/s/ Avinash Amin
	Name:	Avinash Amin
	Title:	Managing Member

Address for Notice:

Madryn Asset Management, LP
330 Madison, 33rd Floor
New York, NY 10017
Phone: 646 560 5491
Email: [***]

Address for Delivery of Note(s) (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement to be effective as of the date first above written.

MADRYN HEALTH PARTNERS II (CAYMAN MASTER), LP

By:	MADRYN HEALTH ADVISORS II, LP, its General Partner

By:	MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

	By:	/s/ Avinash Amin
	Name:	Avinash Amin
	Title:	Managing Member

Address for Notice:

Madryn Asset Management, LP
330 Madison, 33rd Floor
New York, NY 10017
Phone: 646 560 5491
Email: [***]

Address for Delivery of Note(s) (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of August 28, 2023.

GREYBROOK HEALTH INC.

By:	/s/ Sasha Cucuz
Name:	Sasha Cucuz
Title:	Chief Executive Officer

Address for Notice to Purchaser:

C/O Sasha Cucuz, President

890 Yonge St.

Suite 700

Toronto, ON M4W 3P4

Phone: 647.478.8881

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of August 28, 2023.

/s/ William Paul Leonard
William Paul Leonard

Address for Notice to Purchaser:

William Paul Leonard

11717 Split Tree Circle

Potomac, MD 20854

Phone: 301-529-2080

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of August 28, 2023.

/s/ Erns Loubser
Erns Loubser

Address for Notice to Purchaser:

488 Holtby Ave

Burlington, Ontario L7R 2R3

Phone: +1-647-216-8017

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of August 28, 2023.

/s/ Geoffrey Garland Grammer
Geoffrey Garland Grammer

Address for Notice to Purchaser:

     4005 Wild Grape Court

     Rockville, MD 20853

     Montgomery County

Phone:     (240) 938-0167

Email:     [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of August 28, 2023.

1315 CAPITAL II, LP

By: 1315 Capital Management II, LLC, its general partner

By:	/s/ Adele C. Oliva
Name:	Adele C. Oliva
Title:	Managing Member

Address for Notice to Purchaser:c/o Brian Schwenk

2929 Walnut Street

Suite 1240

Philadelphia, PA 19104

Phone: 215-662-1318

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of September 1, 2023.

MADRYN HEALTH PARTNERS II, LP

By:	MADRYN HEALTH ADVISORS II, LP, its General Partner

By:	MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

	By:	/s/ Avinash Amin
	Name:	Avinash Amin
	Title:	Managing Member

Address for Notice to Purchaser:

Madryn Asset Management, LP

330 Madison, 33rd Floor

New York, NY 10017

Phone: 646 560 5491

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of September 1, 2023.

MADRYN HEALTH PARTNERS II (CAYMAN MASTER), LP

By:	MADRYN HEALTH ADVISORS II, LP, its General Partner

By:	MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

	By:	/s/ Avinash Amin
	Name:	Avinash Amin
	Title:	Managing Member

Address for Notice to Purchaser:

Madryn Asset Management, LP

330 Madison, 33rd Floor

New York, NY 10017

Phone: 646 560 5491

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of September 25, 2023.

/s/ Charles Chung
Director
2787468 Ontario Inc.

Address for Notice to Purchaser:

#880-105 Gordon Baker Rd.

Toronto, ON, Canada

M2H 3P8

Phone: 416 803 2515

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of September 26, 2023.

GUNDYCO ITF CONSTANTINE ZACHOS

/s/ Constantine Zachos

Address for Notice to Purchaser:GUNDYCO ITF CONSTANTINE ZACHOS

A/C 410-32031-23

199 BAY ST. – COMMERCE COURT WEST

B2 LEVEL, TORONTO, ON MSL 169

Phone: 416-451-1106

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

CIBC WOOD GUNDY SOC

199 BAY ST. COMMERCE COURT WEST

B2 LEVEL

TORONTO, ON MSL 169

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of September 27, 2023.

GUNDYCO ITF ALEXANDER AND ADRIANNA LETROS

/s/ Adrianna Letros	/s/ Alexander Letros
Adrianna Letros	Alexander Letros

Address for Notice to Purchaser:GUNDYCO ITF ALEXANDER AND ADRIANNA LETROS

A/C 410 33734

199 BAY ST. – COMMERCE COURT WEST

B2 LEVEL, TORONTO, ON MSL 169

Phone: 416-726-1013

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

CIBC WOOD GUNDY SOC

199 BAY ST. COMMERCE COURT WEST

B2 LEVEL

TORONTO, ON MSL 169

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of September 29, 2023.

BIANCANEVE INC.

/s/ Biancaneve Inc.
BIANCANEVE INC.

Address for Notice to Purchaser:

56 The Esplanade, Ste 308

Toronto, Ontario

M5E 1A7

Phone: 416-357-8127

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of September 29, 2023.

SRCC INC.

/s/ Brent Swanick
Brent Swanick, Director

Address for Notice to Purchaser:

202 South Sound Rd.

Unit 3

George Town, Grand Cayman

Phone: 416-617-3107

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of October 3, 2023.

GUNDYCO ITF

MITCHELL WHYNE

/s/ Mitchell Whyne

Address for Notice to Purchaser:

GUNDY CO. ITF MITCHELL WHYNE

Phone: 405-796-8107

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

CIBC WOOD GUNDY SOC

199 BAY ST.

COMMERCE COURT WEST, B2 LEVEL

TORONTO, ON

MSL 169

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of October 12, 2023.

MADRYN HEALTH PARTNERS II, LP

By:	MADRYN HEALTH ADVISORS II, LP, its General Partner

By:	MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

	By:	/s/ Avinash Amin
	Name:	Avinash Amin
	Title:	Managing Member

Address for Notice to Purchaser:

Madryn Asset Management, LP

330 Madison, 33rd Floor

New York, NY 10017

Phone: 646 560 5491

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of October 12, 2023.

MADRYN HEALTH PARTNERS II (CAYMAN MASTER), LP

By:	MADRYN HEALTH ADVISORS II, LP, its General Partner

By:	MADRYN HEALTH ADVISORS GP II, LLC, its General Partner

	By:	/s/ Avinash Amin
	Name:	Avinash Amin
	Title:	Managing Member

Address for Notice to Purchaser:

Madryn Asset Management, LP

330 Madison, 33rd Floor

New York, NY 10017

Phone: 646 560 5491

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement to be effective as of October 13, 2023.

/s/ Anna Liovas
Anna Liovas

Address for Notice to Purchaser:

47 Elgin Street

Thornhill, ON L3T 1W5

Phone: 416-471-7731

Email: [***]

Address for Delivery of Note(s) to Purchaser (if not same as address for notice): N/A